PAGE>16


                                      -16-

                                                                    Exhibit 99.1

     Written Statement of the President and Chief Executive Officer Pursuant
                   to 18 U.S.C ss.1350 as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of the Bureau of National Affairs, Inc. (the "Company"), for the period ending June 14, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned, as President and Chief Executive Officer of the Company, does hereby certify that to the undersigned's knowledge and solely for the purposes of complying with 18 U.S.C. ss. 1350, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and that

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


July 17,2003                s/Paul N. Wojcik
-------------               ----------------------------------
   Date                     Paul N. Wojcik
                            President and Chief Executive Officer

                                                                    Exhibit 99.2

                Written Statement of the Chief Financial Officer
               Pursuant to 18 U.S.C ss.1350 as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of the Bureau of National Affairs, Inc. (the "Company"), for the period ending June 14, 2003 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned, as Chief Financial Officer of the Company, does hereby certify that to the undersigned's knowledge and solely for the purposes of complying with 18 U.S.C. ss. 1350, that:

1. The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and that

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.


July 17,2003                s/George J. Korphage
-------------               ----------------------------------
   Date                     George J. Korphage
                            Vice President and Chief Financial Officer